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                                                                    EXHIBIT 10.6

                                 AMENDMENT SIX

                       TO THAT CERTAIN PURCHASE AGREEMENT
                             DATED OCTOBER 22, 1992
            BETWEEN FEDERAL EXPRESS CORPORATION AND POSTAL AIR, INC.


         THIS AMENDMENT TO THE PURCHASE AGREEMENT ("Amendment #6") is entered into by and between Federal Express Corporation ("FedEx") and Kitty Hawk Air Cargo, Inc., as successor-in-interest to Postal Air, Inc., and Aircraft Leasing, Inc., an affiliate of Kitty Hawk Air Cargo, Inc. ("Buyer"), and amends the Purchase Agreement dated October 22, 1992 (and as amended by Amendments One, Two, Three, Four and Five dated November 17, 1992, February, 1993, June 11, 1993, May 10, 1994, and September 29, 1995, respectively, the "Purchase Agreement"), by and between FedEx and Buyer. Terms capitalized herein which are not otherwise defined in this Amendment shall have the meanings set forth for such terms as provided in the Purchase Agreement unless the context clearly requires otherwise.

                                    RECITALS

1. Buyer has purchased and taken Delivery of Five Aircraft Kits pursuant to the Agreement;

2. Buyer holds open firm orders for two (2) Aircraft Kits and options for six (6) Aircraft Kits under the Agreement;

3. Buyer and FedEx wish to amend the Agreement to provide for additional Firm Order Aircraft Kits and options for additional Aircraft Kits for Delivery to Buyer between January 7, 1997 and May 31, 1999 in accordance with the terms and conditions of the Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. Articles 4 and 6 of the Agreement shall be replaced in their entirety with the revised terms attached hereto as Attachment I to this Amendment #6.

2. With respect to Firm Order Kits #6 through #15, Exhibit C of the Purchase Agreement shall be replaced in its entirety with the new Delivery Schedule in Attachment II to this Amendment #6.

3. With respect to Firm Order Kits #6 through #15, Exhibit D shall be replaced in its entirety with Attachment III to this Amendment #6.

4. All Option Kits provided under Amendment #5, Exhibit D shall be canceled and replaced with the option grant provided in Attachment II to this Amendment #6.

5.       Exhibit F (Escalation Formula) shall be modified as follows:

         A.      The formula term for Pbase shall be defined as follows:





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                 Pbase = Base Kit Price (December 1996 dollars).

         B.      The formula term for Ppw1 shall be defined as follows:

                 Ppw1 = Pratt & Whitney (PW) Commercial Parts Support Price List prices as of December 1, 1996.

         C.      The formula for CPIbase shall be modified as follows:

                 CPIbase = U.S. Government Consumer Price Index for all urban areas as of December 1996.

6. Except as otherwise specified in this Amendment, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have signed this Amendment on this 6th day of December, 1996.

                          FEDERAL EXPRESS CORPORATION
                          ("FedEx")

                          By:    /s/ JAMES R. PARKER
                          Name:  James R. Parker
                          Title: Vice President

                          KITTY HAWK AIR CARGO, INC.
                          ("Buyer")

                          By:    /s/ TILMON J. REEVES
                          Name:  Tilmon J. Reeves
                          Title: President

                          AIRCRAFT LEASING, INC.
                          ("Buyer")

                          By:    /s/ RICHARD R. WADSWORTH, JR.
                          Name:  Richard R. Wadsworth, Jr.
                          Title: President





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                         ATTACHMENT #1 TO AMENDMENT #6

                                   ARTICLE 4

                                INDEMNIFICATION

         SECTION 4.1 - BUYER'S INDEMNIFICATION.

         (a) EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR MALICIOUS ACTS OF THE PARTIES INDEMNIFIED IN THIS SECTION, BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS, FEDEX, ITS OFFICIALS, DIRECTORS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES OF ANY KIND WHATSOEVER FOR (1) BODILY INJURIES TO OR DEATHS OF PERSONS, AND (2) LOSS OR DAMAGE TO, OR LOSS OF USE OF PROPERTY, INCLUDING THE AIRCRAFT, WHETHER OR NOT CAUSED BY OR ARISING IN TORT OR OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF FEDEX, ITS OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES OR OF ITS VENDORS, CONTRACTORS, SUBCONTRACTORS OR CONSULTANTS. BUYER SPECIFICALLY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS FEDEX, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY CLAIM ARISING FROM OR RELATED TO THE NOISE CREATED BY THE OPERATION OF AIRCRAFT UPON WHICH THE KIT IS INSTALLED.

         (b) If any claim for damages, losses, costs and expenses is made or suit is brought against any indemnified party, the liability for which has been expressly assumed by Buyer, the party against whom such claim is so made or suit is so brought shall promptly notify Buyer, and Buyer shall have the right to assume and conduct the defense thereof or to effect any settlement which it, in its opinion, deems proper.





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                                   ARTICLE 6

                                   INSURANCE

         SECTION 6.1 - BUYER'S INSURANCE. Buyer shall, at all times from the date of Delivery of the first Kit hereunder, at Buyer's own expense, carry and maintain in effect with respect to the Aircraft upon which a Kit is installed, all-risk aircraft hull, third-party public liability and property damage insurance covering the liability assumed by Buyer under this Agreement. Such coverage shall be in an amount (i) as to aircraft hull insurance, at the values set by Buyer under its insurance policy, and (ii) as to third-party public liability and property damage insurance, $[BLACKED-OUT] combined single limit. Additionally, such hull insurance shall contain a waiver of subrogation provision in favor of FedEx, its officers, directors, agents and employees, and FedEx vendors, subcontractors and consultants, and such public liability and property damage insurance shall name FedEx, its officers, directors, agents and employees and FedEx's vendors, subcontractors and consultants as additional insureds.





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                          AMENDMENT #6, ATTACHMENT II

                                   EXHIBIT C

                       TO THAT CERTAIN PURCHASE AGREEMENT

                                    BETWEEN

                          FEDERAL EXPRESS CORPORATION
                                   ("FEDEX")

                                      AND

            KITTY HAWK AIR CARGO, INC. AND AIRCRAFT LEASING, INC., AS SUCCESSORS IN INTEREST TO POSTAL AIR, INC. ("BUYER")

                             DATED OCTOBER 22, 1992

AIRCRAFT KIT DELIVERY SCHEDULE _

                 AIRCRAFT MODEL/           SCHEDULED
  KIT NO.        TYPE OF KIT               DELIVERY DATE
  -------        -----------               -------------
     6*          727-200 / Lightweight     On or about 3-Jan-97
     7*          727-200 / Heavyweight     On or about 6-Feb-97
     8           727-200 / Heavyweight     On or about 6-Feb-97
     9           TBD/TBD                   Between 4-Feb-97 & 31-May-99
    10           TBD/TBD                   Between 4-Feb-97 & 31-May-99
    11           TBD/TBD                   Between 4-Mar-97 & 31-May-99
    12           TBD/TBD                   Between 4-Apr-97 & 31-May-99
    13           TBD/TBD                   Between 4-Apr-97 & 31-May-99
    14           TBD/TBD                   Between 4-Apr-97 & 31-May-99
    15           TBD/TBD                   Between 4-Apr-97 & 31-May-99

* Note: Firm Order Kits #6 & #7 are carried over from Amendment #5.

Buyer shall provide FedEx with the FAA-approved flight manual pages referencing the Aircraft serial number, engine power rating, the maximum takeoff and landing weights for the Aircraft on which each Kit shall be installed, and copies of Airframe major repairs and installed supplemental type certificates, not later than sixty (60) days prior to the delivery date established above. Buyer acknowledges its understanding that the normal FAA processing time for the Stage 3 aircraft flight manual supplement is 30-60 days and that FedEx shall not be liable for delays resulting from not receiving the above referenced information at least (60) days prior to each scheduled Kit Delivery Date.

Unless otherwise specified, Buyer shall also provide FedEx with at least (60) days notice of whether the double chamfer-cut C-1 fan blades should be delivered concurrent with Delivery of each Kit or





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at a later date upon (30) days notice from Buyer (i.e., to facilitate the 5-
day return requirement on the removed C-1 fan blades). Unless otherwise specified, Heavyweight Kit Buyers shall also provide FedEx with at least 180 days notice of whether -15, -15A, -17 or -17A engines will be installed.





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                          AMENDMENT #6, ATTACHMENT III

                                   EXHIBIT D

                                TO THAT CERTAIN

                               PURCHASE AGREEMENT

                                    BETWEEN

                          FEDERAL EXPRESS CORPORATION
                                   ("FEDEX")

                                      AND

             KITTY HAWK AIR CARGO, INC. AND AIRCRAFT LEASING, INC.
            AS SUCCESSORS IN INTEREST TO POSTAL AIR, INC. ("BUYER")

                             DATED OCTOBER 22, 1992
                                       _

                      PURCHASE PRICE AND PAYMENT SCHEDULE

Notwithstanding anything in this Agreement to the contrary, the entire Purchase Price for any Kit must be paid not later than the Delivery Date of such Kit.

                    I.  PURCHASE PRICE AND DELIVERY OF KITS

A. FIRM ORDER KIT. The 1997 Base Purchase Price for the ten (10) Firm Order Aircraft Kits described in Exhibit C shall be [BLACKED-OUT] Dollars ($[BLACKED-OUT]) per 727-200 Lightweight Kit and [BLACKED-OUT] Dollars ($[BLACKED-OUT]) per 727-200 Heavyweight Kit. For any deliveries after December 31, 1997, the above 1997 Base Kit Price shall be adjusted according to the formula outlined in Exhibit F.

B. OPTION KITS. In addition to the Kits described in paragraph I.A above, Buyer shall be granted five (5) options exercisable upon at least 180 days written notice for delivery on dates to be mutually agreed upon between March 1, 1997 and May 31, 1999, subject to availability. Option Kits shall be available only following delivery of all Firm Order Kits under the Agreement. The 1997 Base Purchase Price for Option Kits shall be as follows:

                          727-200                  727-200
                          Lightweight              Heavyweight
                          Kit                      Kit
                          -----------------        ------------------

Option Kit #1-#5          $[BLACKED-OUT]           $[BLACKED-OUT]





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         For deliveries after December 31, 1997, the above Base Purchase Price shall be adjusted according to the formula outlined in Exhibit F. All costs of meeting the Configuration Specification in Exhibit A shall be for Buyer's account.

C. CREDITS. FedEx shall extend to Buyer a credit of $[BLACKED-OUT] per engine if such Engine is already installed with Pratt & Whitney double chamfer cut C-1 fan blades or is in compliance with Pratt & Whitney service bulletin 6072 (as appropriate). These credits shall only be available if specifically requested by Buyer prior to Kit Delivery.

D. DELIVERY OF KITS. All Kits shall be delivered F.O.B. Memphis, Tennessee. With respect to Option Kits, and Firm Order Kits which do not have a specific Delivery Date, Buyer shall provide FedEx with at least 180 days written notice of the date delivery of each Kit is requested and the type of Kit being ordered. Subject to delivery position availability, FedEx shall confirm delivery position availability to Buyer in writing within five (5) Business Days of Buyer's request.

E. TRANSFER OF KITS BETWEEN BUYER'S AIRCRAFT. Following Aircraft Kit Installation on an Aircraft, Buyer shall be permitted, upon 210 days written notice to FedEx, to purchase Transfer Kits, as available from FedEx, to allow the transfer of the Stage 3 Kit engines from such Aircraft to another Buyer-owned or operated Aircraft, subject to the payment of the following transfer fees:

         i. The 1997 Base Purchase Price of each Transfer Kit to allow transfer of a Lightweight Kit shall be [BLACKED-OUT] Dollars ($[BLACKED-OUT]).

         ii. The 1997 Base Purchase Price of each Transfer Kit to allow the transfer of a Heavyweight Kit shall be [BLACKED-OUT] Dollars ($[BLACKED-OUT]).

         The Transfer Kit Prices in this paragraph shall be escalated, as appropriate, in accordance with the formula in Exhibit F. All costs of meeting the Configuration Specification in Exhibit A shall be at Buyer's expense.

                      II.  PAYMENT AND DEPOSIT SCHEDULE

A.       DEPOSITS

         i. INITIAL DEPOSITS: FedEx acknowledges its previous receipt of Buyer's initial $[BLACKED-OUT] per Kit deposits for Firm Order Kits #6 and #7. Upon contract execution, Buyer shall pay to FedEx a non-refundable deposit of [BLACKED-OUT] Dollars ($[BLACKED-OUT]) per Kit for Firm Order Kits #6 and #7, [BLACKED-OUT] Dollars ($[BLACKED-OUT]) per Kit for Firm Order Kit #8, and [BLACKED-OUT] Dollars ($[BLACKED-OUT]) per Kit for Firm Order Kits #9 through #15 as an advance payment applicable to the Purchase Price.

         ii. PROGRESS PAYMENTS FOR FIRM ORDER KITS #9 THROUGH #15 ONLY: At least 180 days prior to the scheduled Delivery Date of each Firm Order Kit, Buyer shall pay to FedEx a non- refundable deposit of [BLACKED-OUT] Dollars ($[BLACKED-OUT]) as an advance payment applicable to the Purchase Price at Delivery.





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         iii.    OPTION KITS: Upon exercising each option pursuant to paragraph
                 I.B above, Buyer shall pay to FedEx a non- refundable deposit of [BLACKED-OUT] Dollars ($[BLACKED-OUT]) as an advance payment applicable to the Purchase Price at Delivery.

         iv. TRANSFER KITS: Upon ordering Transfer Kits, Buyer shall pay to FedEx a non-refundable deposit of [BLACKED-OUT] Dollars ($[BLACKED-OUT]) for each Lightweight Transfer Kit and [BLACKED-OUT] Dollars ($[BLACKED-OUT] ) for each Heavyweight Transfer Kit.

B.       PAYMENT OF BALANCE OF PURCHASE PRICE

         Upon delivery of each Kit or Transfer Kit to Buyer, Buyer shall pay FedEx the balance of the Kit price. All payments shall be made by wire transfer in immediately available U.S. funds to the account of Federal Express Corporation, account number 07701985, at Citibank N.A., New York, NY (ABA number 021000089).





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